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                                  UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)             April 30, 2004


                      -------------------------------------



                            CNA FINANCIAL CORPORATION

            (Exact name of registrant as specified in its charter)





          DELAWARE                      1-5823                 36-6169860
(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)               File Number)         Identification No.)

       CNA PLAZA, CHICAGO, ILLINOIS                             60685
(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code         (312) 822-5000

                                 Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No.    Description
-----------    -----------

99.1           CNA Financial Corporation press release, issued April 30, 2004.


Item 9.  Regulation FD Disclosure

On April 30, 2004 Registrant issued a press release announcing that it has completed the sale of its individual life insurance business to Swiss Re Life & Health America Inc. for approximately $700 million. The press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CNA FINANCIAL CORPORATION



Dated:  May 3, 2004                      /s/ Robert V. Deutsch
                                             --------------------------------
                                        By:  Robert V. Deutsch
                                        Its: Executive Vice President and
                                             Chief Financial Officer




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